UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July1, 2020

ARMA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	8744 (Primary Standard Industrial Classification Code Number)	32-0449388 (I.R.S. Employer Identification Number)

Suite 140-920
7260 West Azure Drive
Las Vegas, Nevada 89130

T: 702-659-9321

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ()	Large accelerated filer ( )	Non-accelerated filer ( )	Smaller reporting company (X)

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)Dismissal of Independent Registered Public Accounting Firm

On December 19 2018, Board of Directors of ARMA SERVICES, INC. decided to dismiss Haynie & Company CPA as the Company’s independent registered public accounting firm, effective upon the filing of this Current Report on Form 8-K.

Haynie & Company CPA reports on the Company’s financial statements as of and for the fiscal years ended October 31, 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Haynie & Company’s reports for the fiscal years ended October 31, 2017 included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

Haynie & Company was dismissed as the Company’s CPA through a mutual agreement between Arma Services, Inc. and the auditor.

During the fiscal year ended October 31, 2017, (i) there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Haynie & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Haynie & Company, would have caused Haynie & Company to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company provided Haynie & Company with a copy of this Current Report on Form 8-K and requested that Haynie & Company CPA furnish to the Company a letter addressed to the United States Securities and Exchange Commission (“SEC”) stating whether or not Haynie & Company agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of Haynie & Company’s letter to the SEC, dated June 30, 2020 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)Engagement of Independent Registered Public Accounting Firm

On June 5, 2020, Board of Directors of Arma Services, Inc. decided to engage Zia Masood Kiani & Co. as the Company's new independent registered public accounting firm to perform independent audit services for the fiscal year ending October 31, 2018.

During the fiscal year ended October 31 , 2017 and through 2018 neither the Company, nor anyone acting on its behalf, consulted Haynie & Company regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Haynie & Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter from Haynie & Company dated July 1, 2020

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 1, 2020	ARMA SERVICES, INC. (registrant)

	By:	/s/	Sergey Gandin
		Name:	Sergey Gandin
		Title:	President, Treasurer, Secretary and Director
(Principal Executive, Financial and Accounting Officer)